UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 7, 2008

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Attached as Exhibit 99.1 hereto is a press release, dated May 8, 2008, issued by Trump Entertainment Resorts, Inc. (the “Company”) and incorporated herein by reference. The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02, “Results of Operations and Financial Condition,” and also under Item 7.01, “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 7, 2008, Harry C. Hagerty was appointed to the Board of Directors (the “Board”) of Trump Entertainment Resorts, Inc. Effective upon receipt of the required regulatory approval, Mr. Hagerty will serve in the class of directors whose term expires at the Company’s 2010 annual meeting of stockholders. Mr. Hagerty will serve as a Class III director and has been designated as a Class A director. Mr. Hagerty will also serve on the Audit Committee of the Board.

Prior to joining the Board, Mr. Hagerty, 47, served as the Executive Vice President and Chief Financial Officer of Global Cash Access Holdings, Inc. from July 2004 to July 2007. From March 2002 to May 2004, Mr. Hagerty was Executive Vice President and Chief Financial Officer of Caesars Entertainment, Inc. He was the Chief Operating Officer of Akula Software, Inc. from October 2001 to March 2002, and Chief Financial Officer from April 2001 to October 2001. From November 1999 to December 2006, he was President of Venator Corporate Advisors, through which he provided financial advisory services to corporate clients. Mr. Hagerty has also served as Managing Director, Investment Banking of BancBoston Robertson Stephens Inc. from March 1998 to November 1999, and Managing Director, Investment Banking of Deutsche Morgan Grenfell Inc. from January 1994 to March 1998.

Upon receipt of the required regulatory approval, Mr. Hagerty will receive an annual retainer of $150,000 and 10,000 shares of restricted stock for his service on the Board. The restricted stock will vest in two equal installments six and twelve months from the date the shares are granted. In addition, Mr. Hagerty will be entitled to receive reasonable and accountable out-of-pocket expenses incurred in connection with attending Board meetings.

Item 7.01	Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibits 99.1 and 99.2 hereto are press releases issued by the Company on May 8, 2008.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

99.1	Press release issued on May 8, 2008 by Trump Entertainment Resorts, Inc. reporting its results for the first quarter of 2008.

99.2	Press release issued May 8, 2008 by Trump Entertainment Resorts, Inc. reporting the appointment of Harry C. Hagerty to the Company’s Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2008

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel